[Graphic]

FEDERATED

WORLD-CLASS INVESTMENT MANAGER

[Graphic]

RICHARD B. FISHER

President

Edward D. Jones & Co. Daily Passport Cash Trust

President's Message

Dear Fellow Shareholder:

Edward D. Jones & Co. Daily Passport Cash Trust was created in 1980, and I am pleased to present its Annual Report. This report covers the 12-month reporting period from March 1, 1998 through February 28, 1999. It begins with an interview with portfolio manager Susan R. Hill, Vice President of Passport Research, Ltd., and continues with a complete list of the Trust's holdings and financial statements.

As the keystone of the Full Service Account, the Trust has been working for Edward Jones clients like you for 19 years-providing a competitive level of daily income and stability of principal, while giving you daily access to your money. 1

At the end of the reporting period, more than $7.6 billion in investor assets were earning income every day from the Trust's portfolio of short-term U.S. government securities. During the 12-month reporting period, the Trust paid dividends to shareholders totaling $0.05 per share, for a total return of 4.63%. On the last day of the reporting period, the 7-day net yield was 4.08% and the 7-day effective yield was 4.17%. 2

Thank you for keeping your ready cash working through Edward D. Jones & Co. Daily Passport Cash Trust. As always, we welcome your questions and comments.

Sincerely,

[Graphic]

Richard B. Fisher
President
April 15, 1999

1 An investment in the Trust is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

2 Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the Trust's current earnings.

[Graphic]

SUSAN R. HILL

Vice President
Passport Research, Ltd.
Investment Review

WHAT IS YOUR REVIEW OF THE TRUST'S FISCAL YEAR, WHICH SAW THE U.S. ECONOMIC ENGINE CONTINUE TO CHUG ALONG AND A PERIOD OF INTENSE INVESTOR CONCERN OVER

FOREIGN ECONOMIC TROUBLES?

Early in the reporting period, economic fundamentals were the driving factor behind movements in short-term interest rates. With economic growth still strong- albeit slowing from its torrid 5.50% pace of growth in the first quarter of 1998-and no evidence of inflation, market participants were content with the idea that the Federal Reserve Board (the "Fed") would remain on the sidelines. The anticipated drag on the U.S. economy resulting from the economic crises in Asia became apparent-particularly in the manufacturing sector-over the second quarter of 1998. This slowdown lent comfort to investors that economic growth would not be so robust as to ignite inflationary pressures.

By the third quarter of 1998, however, market sentiment shifted dramatically. Uncertainty in the world economies resulted in vulnerability in our domestic equity market, and led to a substantial "flight-to-quality" to U.S. Treasury securities across the yield curve. Economic trouble spread to include Russia and Latin America, and what had been perceived to have been a fairly modest drag on the U.S. economy as a result of the remote Asian crisis now became an overpowering influence on the market and expectations regarding future U.S. growth. Although economic fundamentals still remained fairly positive in this environment, fear dominated market sentiment over this period.

Confronted with a significant liquidity crisis, expectations regarding the direction of the next change in monetary policy did an abrupt about-face. The Fed had adopted a tightening bias in March of 1998, a reflection of their underlying concern about inflationary pressures. By August, the Fed had removed its tightening bias as Fed officials perceived that the risks to the economy had become more balanced. By late August, however, market expectations that the Fed might eventually need to ease monetary policy to help the U.S. economy along as a result of the world economic struggles had begun to grow. This expectation intensified throughout September, and at the September 29, 1998, Federal Open Market Committee (the "FOMC") meeting, the Fed voted to ease monetary policy by a modest 25 basis points. The Fed followed that move with another 25 basis point ease on October 15, 1998, which brought the Federal Funds Target Rate down to 5.00%. The Fed also voted to cut the discount rate by the same magnitude, from 5.00% to 4.75%, at that time. Finally, in mid-November, the Fed voted once again at its November 17, 1998, FOMC meeting to reduce the Federal Funds Target Rate and the discount rate by 25 basis points. These moves were a reflection of concern over the potential economic impact that the crises in foreign economies would have on U.S. domestic growth, as well as with the liquidity/credit crisis evident in the fixed-income markets.

The reporting period ended where it began, however, as the market's attention returned to domestic economic fundamentals in the first quarter of 1999 as the economic crises overseas and in Latin America appeared to stabilize. The Fed remained on hold, but the robust pace of growth from the fourth quarter of 1998 showed no significant signs of slowing in spite of the recent events overseas. Lingering concerns over the health of the global economy were replaced by fears that the Fed might be motivated to tighten in the face of a pace of growth that was clearly above what had been traditionally considered the non-inflationary potential of the economy.

WHERE DID YOU POSITION THE TRUST'S AVERAGE MATURITY DURING THE REPORTING
PERIOD?

The Trust was targeted in a 35-45 day average maturity target range early in the reporting period, a neutral stance, as expectations were for stable monetary policy. The Trust remained in that range in spite of the liquidity crisis and resulting easing steps by the Fed, because the flight-to-quality influence on the government markets kept this sector quite expensive. As conditions were relieved in the fourth quarter of 1998, however, we extended the range out to 40-50 days as attractive values returned to the government money market sector. The Trust maximized performance through ongoing relative value analysis over the reporting period, moving within the established target ranges based on relative value opportunities.

The Trust reduced its position in repurchase agreements in favor of short-term U.S. government agency securities, which offered an attractive yield advantage. The Trust also added to its position in government agency floating rate securities. We focused purchases almost exclusively in government agency securities relative to U.S. Treasuries, because of the greater flight-to-quality influence in the Treasury market.

WHAT KIND OF SHORT-TERM RATE ENVIRONMENT DO YOU FORESEE FOR THE BALANCE OF 1999?

Although the current pace of economic growth remains robust, Fed officials have acknowledged that productivity gains may be working to hold inflationary pressures in check. As a result, we think that the Fed will be reluctant to tighten monetary policy without concrete signs of rising prices, given the still uncertain outlook for economies abroad. Treasury securities should continue to remain well-bid, as forecasts for an over $100 billion surplus should lead to a continued paydown in Treasury debt. As a result, we would expect to continue our focus on the government agency market.

Portfolio of Investments

FEBRUARY 28, 1999



PRINCIPAL

AMOUNT                                                                        VALUE

                    GOVERNMENT AGENCIES-57.6%

  $    31,000,000 1 Federal Farm Credit System Floating Rate Notes, 4.738%,
                    3/1/1999                                                          $    30,996,328
       36,000,000   Federal Farm Credit System, 5.500%, 4/1/1999                           35,995,808
      590,000,000 1 Federal Home Loan Bank System Floating Rate Notes, 4.890% -
                    5.050%,
                    3/1/1999 - 3/3/1999                                                   589,871,552
      363,500,000   Federal Home Loan Bank System, 4.790% - 5.705%, 3/26/1999 -
                    3/8/2000                                                              363,362,624
      669,200,000 2 Federal Home Loan Mortgage Corp. Discount Notes, 4.700% -
                    5.890%,

                    3/8/1999 - 8/10/1999                                                  665,374,053
      381,000,000 1 Federal Home Loan Mortgage Corp. Floating Rate Notes, 4.728%
                    - 5.202%, 3/18/1999 - 5/17/1999                                       380,889,283
       94,500,000   Federal Home Loan Mortgage Corp., 5.544% - 5.605%, 3/12/1999
                    - 8/13/1999                                                            94,482,875
    1,555,885,000 2 Federal National Mortgage Association Discount Notes, 4.400%
                    - 5.770%, 3/15/1999 - 1/24/2000                                     1,536,309,891
      218,000,000 1 Federal National Mortgage Association Floating Rate Notes,
                    5.021% - 5.146%, 3/1/1999 - 3/17/1999                                 217,971,640
      199,500,000   Federal National Mortgage Association, 4.780% - 5.650%,
                    3/5/1999 - 2/10/2000                                                  199,416,375
      260,000,000 1 Student Loan Marketing Association Floating Rate Notes,
                    5.160% - 5.301%, 3/2/1999 - 3/3/1999                                  259,895,857
       46,000,000   Student Loan Marketing Association, 4.930% - 5.580%,
                    3/11/1999 - 2/8/2000                                                   45,999,836
                     TOTAL GOVERNMENT AGENCIES                                          4,420,566,122

                    REPURCHASE AGREEMENTS-41.8% 3

      294,180,000   ABN AMRO Chicago Corp., Inc., 4.860%, dated 2/26/1999, due

                    3/1/1999                                                              294,180,000
      435,000,000   BT Securities Corp., 4.860%, dated 2/26/1999, due 3/1/1999            435,000,000
      290,000,000   Bear, Stearns and Co., 4.860%, dated 2/26/1999, due 3/1/1999          290,000,000
       90,000,000   Credit Suisse First Boston, Inc., 4.770%, dated 2/26/1999,

                    due 3/1/1999                                                           90,000,000
      181,000,000 4 Credit Suisse First Boston, Inc., 4.785%, dated 2/4/1999,
                    due 3/1/1999                                                          181,000,000
       12,700,000   Deutsche Bank Government Securities, 4.760%, dated
                    2/26/1999, due 3/1/1999                                                12,700,000
      140,000,000   Donaldson, Lufkin and Jenrette Securities Corp., 4.750%,
                    dated 2/26/1999, due 3/1/1999                                         140,000,000
      142,000,000 4 Greenwich Capital Markets, Inc., 4.830%, dated 2/23/1999,
                    due 3/15/1999                                                         142,000,000
      240,000,000   Morgan Stanley Group, Inc., 4.860%, dated 2/26/1999, due
                    3/1/1999                                                              240,000,000

      355,000,000   Nationsbanc Montgomery Securities, Inc., 4.860%, dated

                    2/26/1999, due 3/1/1999                                               355,000,000
      315,000,000   Paribas Corp., 4.860%, dated 2/26/1999, due 3/1/1999                  315,000,000
      250,000,000   Prudential Securities, Inc., 4.850%, dated 2/26/1999, due
                    3/1/1999                                                              250,000,000

PRINCIPAL

AMOUNT                                                                        VALUE

                    REPURCHASE AGREEMENTS-CONTINUED 3

  $    90,000,000   Salomon Smith Barney, 4.760%, dated 2/26/1999, due 3/1/1999       $    90,000,000
      240,000,000   Salomon Smith Barney, 4.860%, dated 2/26/1999, due 3/1/1999           240,000,000
      130,000,000   Toronto Dominion Securities (USA), Inc., 4.750%, dated
                    2/26/1999, due 3/1/1999                                               130,000,000
                    TOTAL REPURCHASE AGREEMENTS                                         3,204,880,000
                    TOTAL INVESTMENTS (AT AMORTIZED COST) 5                           $ 7,625,446,122


1 Floating rate note with current rate and next reset date shown.

2 Discount rate at time of purchase.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($7,671,749,503) at February 28, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999


ASSETS:
Investments in repurchase agreements                              $ 3,204,880,000
Investments in securities                                           4,420,566,122
Total investments in securities, at amortized cost and value                          $ 7,625,446,122
Cash                                                                                        7,427,521
Income receivable                                                                          17,126,999
Receivable for shares sold                                                                 92,813,585
TOTAL ASSETS                                                                            7,742,814,227
LIABILITIES:

Payable for investments purchased                                      33,984,224
Payable for shares redeemed                                            26,497,776
Income distribution payable                                             5,205,285
Accrued expenses                                                        5,377,439
TOTAL LIABILITIES                                                                          71,064,724
Net Assets for 7,671,749,503 shares outstanding                                       $ 7,671,749,503
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
$7,671,749,503 / 7,671,749,503 shares outstanding                                               $1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 28, 1999


INVESTMENT INCOME:
Interest                                                                      $ 356,397,143
EXPENSES:

Investment advisory fee                                      $ 27,782,250
Administrative personnel and services fee                       5,001,329
Custodian fees                                                    193,965
Transfer and dividend disbursing agent fees and expenses        6,398,072
Directors'/Trustees' fees                                          50,848
Auditing fees                                                      18,192
Legal fees                                                         27,331
Portfolio accounting fees                                         465,735
Shareholder services fee                                       16,582,656
Share registration costs                                          915,573
Printing and postage                                              382,952
Insurance premiums                                                 32,056
Miscellaneous                                                      33,347
TOTAL EXPENSES                                                                   57,884,306
Net investment income                                                         $ 298,512,837


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED FEBRUARY 28                                             1999                    1998
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                            $     298,512,837       $     243,084,072
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                              (298,512,837)           (243,084,072)
SHARE TRANSACTIONS:

Proceeds from sale of shares                                        27,783,437,416          20,818,466,418
Net asset value of shares issued to shareholders in payment
of distributions declared                                              293,550,669             239,671,111
Cost of shares redeemed                                            (26,210,672,944)        (20,012,723,131)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               1,866,315,141           1,045,414,398
Change in net assets                                                 1,866,315,141           1,045,414,398
NET ASSETS:

Beginning of period                                                  5,805,434,362           4,760,019,964
End of period                                                    $   7,671,749,503       $   5,805,434,362

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 13.


YEAR ENDED FEBRUARY 28 OR 29               1999            1998         1997          1996         1995
NET ASSET VALUE, BEGINNING OF PERIOD           $ 1.00      $ 1.00       $ 1.00        $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                            0.05        0.05         0.04          0.05         0.04
LESS DISTRIBUTIONS:
Distributions from net investment income        (0.05)      (0.05)       (0.04)        (0.05)       (0.04)
NET ASSET VALUE, END OF PERIOD                 $ 1.00      $ 1.00       $ 1.00        $ 1.00       $ 1.00
TOTAL RETURN 1                                   4.63%       4.84%        4.59%         5.06%        3.78%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                         0.87%       0.89%        0.89%         0.96%        0.98%
Net investment income                            4.50%       4.72%        4.49%         4.92%        3.74%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)    $7,671,750   $5,805,434   $4,760,020    $3,951,155   $2,464,260

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999

ORGANIZATION

Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At February 28, 1999, capital paid-in aggregated $7,671,749,503.

Transactions in shares were as follows:


YEAR ENDED FEBRUARY 28                                        1999               1998
SHARES SOLD                                                   27,783,437,416      20,818,466,418
SHARES ISSUED TO SHAREHOLDERS IN PAYMENT OF DISTRIBUTIONS

DECLARED                                                         293,550,669         239,671,111
Shares redeemed                                              (26,210,672,944)    (20,012,723,131)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                   1,866,315,141       1,045,414,398

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Passport Research Ltd., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on average daily net assets of the Trust as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $500 million, and 0.425% on the next $500 million and 0.40% thereafter. The adviser will waive the amount that normal operating expenses of the Trust (including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional assets.

ADVISER'S BACKGROUND

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Advisers is the general partner of the Adviser and has a 50.5% interest in the Adviser. Federated Advisers is owned by Federated Investors, Inc. Edward D. Jones & Co. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, served as transfer agent to the Trust from March 1, 1998 to November 29, 1998. Effective November 30, 1998, Edward D. Jones & Co., L.P. began performing transfer agent services for the Trust. The fee paid to both FSSC and Edward D. Jones & Co. L.P. is based on the size, type and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

SUBSEQUENT EVENT

The general partner of the Adviser, formerly known as Federated Advisers, changed its name to Federated Investment Management Company effective March 31, 1999.

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Edward D. Jones & Co. Daily Passport Cash Trust as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Edward
D. Jones & Co. Daily Passport Cash Trust at February 28, 1999, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

[Graphic]
Ernst & Young LLP

Boston, Massachusetts

April 19, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

WILLIAM J. COPELAND

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Edward Jones

Daily
Passport
Cash Trust

ANNUAL REPORT

FEBRUARY 28, 1999

Serving Individual Investors Since 1871

Edward Jones
201 Progress Parkway

Maryland Heights, Missouri 63043

1-800-331-2451

Distributor

[Graphic]
Edward Jones

Cusip 480023100
G00592-01 (4/99)

[Graphic]